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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 1999

                            MCLEODUSA INCORPORATED
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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
          DELAWARE             0-20763                   42-1407240
       (STATE OR OTHER      (COMMISSION                 (IRS EMPLOYER
         JURISDICTION        FILE NUMBER)            IDENTIFICATION NUMBER)
      OF INCORPORATION)
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       MCLEODUSA TECHNOLOGY PARK                         52406-3177
6400 C STREET, S.W., P.O. BOX 3177, CEDAR RAPIDS, IA
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 364-0000

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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

FOURTH QUARTER AND FISCAL YEAR RESULTS FOR 1998

  On January 27, 1999, the Company issued a press release announcing results for fourth quarter and fiscal year 1998. Revenues were $604.1 million for the year ended December 31, 1998, compared to $267.9 million for 1997, an increase of 125 percent. Competitive telecommunications revenues grew 145 percent for the year. Earnings per share for the year was $(1.99) compared to $(1.45) for 1997. EBITDA (earnings before interest, taxes, depreciation and amortization) for the year was a positive $20.0 million, compared with EBITDA loss of $31.5 million for 1997.

  Enclosed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference herein, is the text of the press release issued by the Company on January 27, 1999.

                                   * * * * *

  Certain statements contained in this Current Report on Form 8-K are forward-looking statements that involve risks and uncertainties, including, but not limited to revision of expansion plans, availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the Company's business, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experiences of McLeodUSA Incorporated to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the Company's Registration Statement on Form S-4, which was filed with the Securities and Exchange Commission on December 14, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c) Exhibits.



   99.1 Press Release, dated January 27, 1999, announcing the Company's results for the fourth quarter and fiscal year 1998.




                                       2
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                                  SIGNATURES


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                    McLeodUSA Incorporated

Date: February 3, 1999


                                    By:  /s/ Randall Rings
                                       ----------------------------------
                                               RANDALL RINGS
                                        VICE PRESIDENT, SECRETARY AND
                                                GENERAL COUNSEL
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                                 EXHIBIT INDEX



                                                            PAGE NUMBER
                                                           IN SEQUENTIAL
 EXHIBIT NUMBER                 EXHIBIT                   NUMBERING SYSTEM
 --------------                 -------                   ----------------


      99.1 Press Release, dated January 27, 1999, announcing the Company's results for the fourth quarter and fiscal year 1998.